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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201             06-0967107
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)

       1924 Pearman Dairy Road Anderson, South Carolina           29625
           (Address of principal executive offices)             (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule
             or Standard; Transfer of Listing.

Hampshire Group, Limited (the "Company") previously announced that it would defer filing its Quarterly Reports on Form 10-Q for the quarters ended July 1, 2006 and September 30, 2006 with the SEC in order to allow the Audit Committee of its Board of Directors to complete its previously announced independent investigation and for the Company to evaluate its findings. The failure to timely file the Quarterly Report on Form 10-Q for the quarter ended July 1, 2006 with the SEC resulted in noncompliance with Nasdaq Marketplace Rule 4310(c)(14). As previously announced, the Nasdaq Listing Qualifications Panel granted the Company's request for the continued listing of its common stock on the Nasdaq Global Market subject to certain conditions, including that on or before December 15, 2006, the Company files with the SEC its Quarterly Report on Form 10-Q for the quarter ended July 1, 2006. Failure to timely file the Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 with the SEC has resulted in additional noncompliance with Nasdaq Marketplace Rule 4310(c)(14).

On November 15, 2006, the Company received a Staff Determination from The Nasdaq Stock Market indicating that its noncompliance with Marketplace Rule 4310(c)(14) for failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 with the SEC serves as an additional basis for the delisting of the Company's common stock from the Nasdaq Global Market. The Company has requested an extension through December 29, 2006 to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 with the SEC and the continued listing of its common stock on the Nasdaq Global Market in the interim. There can be no assurance that the Listing Qualifications Panel will grant the Company's request for continued listing.

The press release announcing the Company's receipt of the Staff Determination is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

            None.

(b) Pro Forma Financial Information.

            None.

(c) Shell Company Transactions.

            None.

(d) Exhibits.

        99.1  Press Release issued by Hampshire Group, Limited on
              November 21, 2006.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                HAMPSHIRE GROUP, LIMITED


                                By: /s/ Heath L. Golden
                                    --------------------------------------------
                                    Name: Heath L. Golden
                                    Title: Vice President and General Counsel


Dated: November 21, 2006